SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: March 21, 2003

Community Valley Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	333-85950	68-0479553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2041 Forest Avenue, Chico, California	95928
(Address of Principal Executive Offices)	(Zip Code)

(530) 899-2344
(Registrant’s Telephone Number, Including Area Code)

Item 5.                                                          Other Events

(a)          The Board of Directors of Registrant approved a ten cent per share dividend at their meeting of March 18, 2003.  Refer to attached Exhibit 99.1 Press Release for details.

Item 7.                                                          Exhibits

99.1         Press Release dated March 21, 2003

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Community Valley Bancorp

Date:	3-19-03	By:	/s/ K C Robbins
Keith C. Robbins
President & Chief Executive Officer